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                                  Exhibit 23.1

               Consent of Independent Certified Public Accountants



Partners In Care, Corp.


We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-1 of our report dated May 4, 2001 accompanying the financial statements of Partners In Care, Corp. as of December 31, 2000, and for each of the years then ended.




WithumSmith + Brown, P.C.
New Brunswick, New Jersey
May 4, 2001


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